Exhibit 21.1

Subsidiaries

Entity Name	Jurisdiction of Organization	Ownership

Education Finance II LLC	Delaware	100% Company

Education Management Holdings LLC	Delaware	100% Company

Education Management LLC	Delaware	100% Education Management Holdings LLC

Education Management Finance Corp.	Delaware	100% Education Management LLC

The Art Institutes International LLC	Pennsylvania	100% Education Management LLC

The Art Institute of Atlanta, LLC	Georgia	100% The Art Institutes International LLC

The Art Institute of Virginia Beach LLC	Virginia	100% The Art Institute of Atlanta, LLC

The Art Institute of Austin, Inc.	Texas	100% The Art Institutes International LLC

TAIC-San Diego, Inc. d/b/a The Art Institute of California-San Diego	California	100% The Art Institutes International LLC

The Art Institute of California- Inland Empire, Inc.	California	100% TAIC-San Diego, Inc.

AICA-IE Restaurant, Inc.	California	100% The Art Institute of California-Inland Empire, Inc.

TAIC-San Francisco, Inc. d/b/a The Art Institute of California-San Francisco	California	100% The Art Institutes International LLC

The Art Institute of California-Los Angeles, Inc.	California	100% TAIC —San Francisco, Inc.

The Art Institute of California-Orange County, Inc.	California	100% TAIC- San Francisco, Inc.

The Art Institute of California — Sacramento, Inc.	California	100% TAIC- San Francisco, Inc.

Entity Name	Jurisdiction of Organization	Ownership

The Art Institute of California — Hollywood, Inc.	California	100% The Art Institutes International LLC

The Art Institute of California — Sunnyvale, Inc.	California	100% The Art Institutes International LLC

The Art Institute of Charleston, Inc.	South Carolina	100% The Art Institutes International LLC

The Art Institute of Charlotte, LLC	North Carolina	100% The Art Institutes International LLC

The Art Institute of Raleigh — Durham, Inc.	North Carolina	100% The Art Institute of Charlotte, LLC

EITA Holdings, Inc.	Delaware	100% The Art Institutes International LLC

The Art Institute of Colorado, Inc.	Colorado	100% The Art Institutes International LLC

The Art Institute of St. Louis, Inc.	Missouri	100% The Art Institute of Colorado, Inc.

The Institute of Post-Secondary Education, Inc.	Arizona	100% The Art Institute of Colorado, Inc.

The Art Institute of Dallas, Inc.	Texas	100% South University, LLC

AID Restaurant, Inc.	Texas	100% The Art Institute of Dallas, Inc.

The Art Institute of Fort Lauderdale, Inc.	Florida	100% The Art Institutes International LLC

The Art Institute of Fort Worth, Inc.	Texas	100% The Art Institute of Dallas, Inc.

The Art Institute of Houston, Inc.	Texas	100% The Art Institutes International LLC

AIH Restaurant, Inc.	Texas	100% The Art Institute of Houston, Inc.

The Art Institute of Indianapolis, LLC	Indiana	100% The Institute of Post-Secondary Education, Inc.

AIIN Restaurant LLC	Indiana	100% The Art Institute of Indianapolis, LLC

The Art Institute of Jacksonville, Inc.	Florida	100% The Art Institutes International LLC

The Art Institutes International — Kansas City, Inc.	Kansas	100% The Institute of Post-Secondary Education, Inc.

Entity Name	Jurisdiction of Organization	Ownership

The Art Institute of Las Vegas, Inc.	Nevada	100% The Institute of Post-Secondary Education, Inc.

The Art Institutes International Minnesota, Inc.	Minnesota	100% The Art Institutes International LLC

The Art Institute of New Jersey LLC	New Jersey	100% The Art Institute of Pittsburgh LLC

The Art Institute of New York City, Inc.	New York	100% The Art Institutes International LLC

The Art Institute of Philadelphia LLC	Pennsylvania	100% The Art Institutes International LLC

The Art Institute of Pittsburgh LLC	Pennsylvania	100% The Art Institutes International LLC

The Art Institute of Portland, Inc.	Oregon	100% The Art Institutes International LLC

The Art Institute of Salt Lake City, Inc.	Utah	100% The Institute of Post-Secondary Education, Inc.

The Art Institute of San Antonio, Inc.	Texas	100% The Art Institutes International LLC

The Art Institute of Seattle, Inc.	Washington	100% The Art Institutes International LLC

The Art Institute of Tampa, Inc.	Florida	100% The Art Institutes International LLC

AIT Restaurant, Inc.	Florida	100% The Art Institute of Tampa, Inc.

The Art Institute of Tennessee-Nashville, Inc.	Tennessee	100% The Art Institutes International LLC

AITN Restaurant, Inc.	Tennessee	100% The Art Institute of Tennessee-Nashville, Inc.

The Art Institute of Tucson, Inc.	Arizona	100% The Institute of Post-Secondary Education, Inc.

The Art Institute of Washington, Inc.	District of Columbia	100% The Art Institutes International LLC

The Art Institute of Washington-Northern Virginia LLC	Virginia	100% The Art Institutes International LLC

The Art Institute of Wisconsin LLC	Wisconsin	100% The Institute of Post-Secondary Education, Inc.

The Art Institute of York — Pennsylvania LLC	Pennsylvania	100% The Art Institutes International LLC

The Illinois Institute of Art, Inc.	Illinois	100% The Art Institutes International LLC

The Illinois Institute of Art at Schaumburg, Inc.	Illinois	100% The Illinois Institute of Art, Inc.

The Art Institute of Michigan, Inc.	Michigan	100% The Illinois Institute of Art, Inc.

The Art Institute of Ohio — Cincinnati, Inc.	Ohio	100% The Illinois Institute of Art, Inc.

The Illinois Institute of Art — Tinley Park LLC	Illinois	100% The Illinois Institute of Art, Inc.

Entity Name	Jurisdiction of Organization	Ownership

Miami International University of Art & Design, Inc.	Florida	100% The Art Institutes International LLC

The New England Institute of Art, LLC	Massachusetts	100% The Art Institutes International LLC

EDMC Canada Limited	Nova Scotia	100% The Art Institutes International LLC

The Art Institute of Vancouver, Inc.	British Columbia	100% EDMC Canada Limited

EDMC Marketing and Advertising, Inc.	Georgia	100% Education Management LLC

AIIM Restaurant, Inc.	Minnesota	100% Education Management LLC

Argosy University of California LLC	California	100% Education Management LLC

Argosy Education Group, Inc.	Illinois	100% Education Management LLC

Argosy University of Florida, Inc.	Florida (inactive)	100% Argosy Education Group, Inc.

Western State University of Southern California	California	100% Argosy Education Group, Inc.

The University of Sarasota, Inc.	Florida	100% Argosy Education Group, Inc.

MCM University Plaza, Inc.	Illinois	100% The University of Sarasota, Inc.

The Connecting Link, Inc.	Georgia	100% Argosy Education Group, Inc.

Argosy University Family Center, Inc.	Minnesota	100% Argosy Education Group, Inc.

South University, LLC	Georgia	100% Education Management LLC

South University Research Corp.	Georgia	100% South University, LLC

South University of Carolina, Inc.	South Carolina	100% South University, LLC

South University of Alabama, Inc.	Alabama	100% South University, LLC

South University of Arizona LLC	Arizona	100% South University, LLC

South University of Florida, Inc.	Florida	100% South University, LLC

South University of Michigan, LLC	Michigan	100% South University, LLC

South University of Missouri, Inc.	Missouri	100% South University, LLC

Entity Name	Jurisdiction of Organization	Ownership

South University of North Carolina, Inc.	North Carolina	100% South University, LLC

South University of Ohio LLC	Ohio	100% South University, LLC

South University of Tennessee, Inc.	Tennessee (inactive)	100% South University, LLC

South University of Virginia, Inc.	Virginia	100% South University, LLC

South Education Corporation	Kansas	100% South University, LLC

South Education — Texas LLC	Texas	100% South University, LLC

Higher Education Services, Inc.	Georgia	100% Education Management LLC

The Asher School of Business Education Corporation	Delaware	100% The Institute of Post-Secondary Education, Inc.

American Education Centers, Inc.	Delaware	100% The Institute of Post-Secondary Education, Inc.

Brown Mackie College — Atlanta/College Park, Inc.	Georgia	100% American Education Centers, Inc.

Brown Mackie College — Birmingham LLC	Alabama	100% American Education Centers, Inc.

Brown Mackie College — Dallas LLC	Texas	100% American Education Centers, Inc.

Brown Mackie College — Miami North LLC	Florida	100% American Education Centers, Inc.

Brown Mackie College — San Antonio LLC	Texas	100% American Education Centers, Inc.

Brown Mackie College — Miami, Inc.	Florida	100% American Education Centers, Inc.

Stautzenberger College Education Corporation	Delaware	100% American Education Centers, Inc.

Brown Mackie College — Indianapolis, Inc.	Indiana	100% Stautzenberger College Education Corporation

Brown Mackie Education Corporation	Delaware	100% Education Management LLC

Brown Mackie College — Salina LLC	Kansas	100% Brown Mackie Education Corporation

Brown Mackie College — Kansas City LLC	Kansas	100% Brown Mackie College — Salina LLC

Brown Mackie College — Oklahoma City LLC	Oklahoma	100% Brown Mackie College — Salina LLC

Entity Name	Jurisdiction of Organization	Ownership

Michiana College Education Corporation	Delaware	100% The Institute of Post-Secondary Education, Inc.

Brown Mackie College-Boise, Inc.	Idaho	100% Michiana College Education Corporation

Brown Mackie College-Tulsa, Inc.	Oklahoma	100% Michiana College Education Corporation

Southern Ohio College, LLC	Delaware	45 % by Education Management LLC, 22% by American Education Centers, Inc., and 11% by each of Brown Mackie Education Corporation, Stautzenberger College Education Corporation and Michiana College Education Corporation

Brown Mackie College-Tucson, Inc.	Arizona	100% Southern Ohio College, LLC

Brown Mackie College — Greenville, Inc.	South Carolina	100% Brown Mackie College-Tucson, Inc.

Brown Mackie College — Phoenix, Inc.	Arizona	100% Brown Mackie College-Tucson, Inc.

Brown Mackie College — St. Louis, Inc.	Missouri	100% Brown Mackie College-Tucson, Inc.

Brown Mackie College — Albuquerque LLC	New Mexico	100% Brown Mackie College-Tucson, Inc.

Art Institute of Honolulu, Inc.	Hawaii (inactive)	Shares not issued

Art Institute of Orlando, Inc.	Florida (inactive)	Shares not issued

New York Institute of Art, Inc.	New York (inactive)	Shares not issued